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                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                               -----------------
                                                                    SHARES

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S[NUMBER]
                                  STERICYCLE, INC              CUSIP S58912 10 8
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                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



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This Certifies That








is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
SHARE OF

                                   STERICYCLE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the corporation and the facsimile signatures of the Corporation's duly authorized officers.


DATED:

                                       COUNTERSIGNED AND REGISTERED:
                                              HARRIS TRUST AND SAVINGS BANK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
       /s/ Mark C. Miller
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   [CORPORATE SEAL]
                                                      BY

        /s/ James F. Polark
           SECRETARY
                                                            AUTHORIZED SIGNATURE


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                                   STERICYCLE, INC.

    The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - _______Custodian_______
                                                         (Cust)          (Minor)

TEN ENT - as tenants by the entireties             under Uniform gifts to Minors

JT TEN - as joint tenants with right               Act .........................
         of survivorship and not as                           (State)
         tenants in common

        Additional abbreviations may also be used though not in the above list

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
  _____________________________________
/______________________________________/________________________________________

________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.




Dated ________________________         ______________________________________
                                                      Signature

                                       _______________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED

________________________________________________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program),) pursuant to S.E.C. Rule 17Ad-15.